Exhibit 99.3
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	96
	Debtor(s).	For the Month Ending:	10/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		11,342,391.65

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		11,039,695.00

3. BEGINNING BALANCE:		302,696.65

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing

Accounts Receivable — Pre-filing

General Sales

Other (Specify) Internal Transfers	35,000.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		35,000.00

5. BALANCE:		337,696.65

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	57,637.09

TOTAL DISBURSEMENTS THIS PERIOD:***		57,637.09

7. ENDING BALANCE:		280,059.56

8. General Account Number(s):	1891935460
	Comerica Bank
Depository Name & Location:	Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
10/02/2009	Wire	ADP	Payroll Fees		$86.30	$86.30
10/12/2009	Wire	Payroll Tax	Payroll		$5,902.08	$5,902.08
10/12/2009	8619	Payroll	Payroll		$1,379.03	$1,379.03
10/12/2009	8620	Payroll	Payroll		$8,260.51	$8,260.51
10/12/2009	8621	Payroll	Payroll		$2,788.12	$2,788.12
10/14/2009	Wire	Comerica Bank	Bank Fee		$299.22	$299.22
10/16/2009	Wire	ADP	Payroll Fees		$86.30	$86.30
10/16/2009	1522	Accurate Express	Shipping		$42.33	$42.33
10/16/2009	1523	Alice Neuhauser Expenses	Phone / Internet / Meals		$409.28	$409.28
10/16/2009	1524	Arrowhead	Office Supplies		$9.15	$9.15
10/16/2009	1525	Bowne of Los Angeles	SEC Reporting		$590.00	$590.00
10/16/2009	1526	ITE Solutions	Computer / IT		$862.50	$862.50
10/16/2009	1527	Recall	Storage		$918.84	$918.84
10/16/2009	1528	Xerox	Office Supplies		$22.49	$22.49
10/19/2009	1529	Point 360	Marketing		$480.00	$480.00
10/20/2009	Wire	Payroll Tax	Payroll		$6,464.51	$6,464.51
10/20/2009	8622	Payroll	Payroll		$1,379.03	$1,379.03
10/20/2009	8623	Payroll	Payroll		$8,953.52	$8,953.52
10/20/2009	8624	Payroll	Payroll		$2,788.12	$2,788.12
10/23/2009	Wire	ADP	Payroll Fees		$196.95	$196.95
10/23/2009	1530	AT & T	Internet		$86.12	$86.12
10/23/2009	1531	AT & T	Phone		$289.11	$289.11
10/23/2009	1532	Global Media Television	Agent Fees		$3,750.00	$3,750.00
10/23/2009	1533	Keren Aminia Expenses	Office Supplies / Internet / Meals		$1,347.19	$1,347.19
10/23/2009	1534	Kevin Marino Expenses	Internet		$140.10	$140.10
10/23/2009	1535	Thomas R. Conroy	Computer / IT		$310.00	$310.00
10/30/2009	Wire	ADP	Payroll Fees		$86.30	$86.30
10/30/2009	1536	Anthem Blue Cross	Insurance		$2,484.00	$2,484.00
10/30/2009	1537	Blue Shield	Insurance		$638.00	$638.00
10/30/2009	1538	Digital Post Services	Marketing		$479.75	$479.75
10/30/2009	1539	ITE Solutions	Computer / IT		$1,035.00	$1,035.00
10/30/2009	1540	Kevin Marino Expenses	Postage / Meals		$101.73	$101.73
10/30/2009	1541	New Beginnings Enterprises	Rent / Parking		$4,896.51	$4,896.51
10/30/2009	1542	New Wave Entertainment	Marketing		$75.00	$75.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	57,637.09	$57,637.09

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	10/31/2009	Balance on Statement:	$291,426.74

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

	1533	10/23/09	$1,347.19
	1535	10/23/09	$310.00
	1536	10/30/09	$2,484.00
	1537	10/30/09	$638.00
	1538	10/30/09	$479.75
	1539	10/30/09	$1,035.00
	1540	10/30/09	$101.73
	1541	10/30/09	$4,896.51
	1542	10/30/09	$75.00

TOTAL OUTSTANDING CHECKS:				11,367.18

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$280,059.56

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment — ck

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	96
	Debtor(s).	For the Month Ending:	10/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			12,084,668.06

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,543,193.41

3. BEGINNING BALANCE:			541,474.65

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		25,027.00

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	Interest	57.06

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:			25,084.06

5. BALANCE:			566,558.71

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		35,000.00

Disbursements (from page 2)		0.00

TOTAL DISBURSEMENTS THIS PERIOD:***			35,000.00

7. ENDING BALANCE:			531,558.71

8. General Account Number(s):		323-221-556
		JP Morgan Chase
Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
10/21/2009	Wire	Kushner-Locke	Internal Transfer	35,000.00		35,000.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		35,000.00	0.00	$35,000.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2009	Balance on Statement:	$531,558.71

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments—

ADJUSTED BANK BALANCE:			$531,558.71

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	96
	Debtor(s).	For the Month Ending:	10/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,305,929.80

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,587.80

3. BEGINNING BALANCE:		1,254,342.00

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	0.00

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	0.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		1,254,342.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	100.00

TOTAL DISBURSEMENTS THIS PERIOD:***		100.00

7. ENDING BALANCE:		1,254,242.00

8. General Account Number(s):	112391673
Depository Name & Location:	City National Bank
	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
10/31/2009	Fee	City National Bank	Bank Fee		$100.00	100.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
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						0.00
						0.00
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						0.00

						0.00
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						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
TOTAL DISBURSEMENTS THIS PERIOD:				0.00	100.00	$100.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:		10/31/2009	Balance on Statement:	$1,254,242.00

Plus deposits in transit (a):

		Deposit Date	Deposit Amount
TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$1,254,242.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 08/01/09-08/31/09
(Provide a copy of monthly account statements for each of the below)

	General Account:		280,059.56

	Collateral Account:		531,558.71

	Collection Account:		1,254,242.00

*Other Accounts:

	Bank of Scotland - Pinocchio	Time Deposit	218,672.86	Currency: GBP

	Bank of Scotland - Basil	Time Deposit	247,417.64	Currency: GBP

	Edge Entertainment		0.00

	KL- PWI account		731.10

	BLT Venture	JV Account	70,269.08

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	40,007.96

	Denial Venture	JV Account	245,049.73

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:

	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				2,916,939.23

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:

		Total Wages Paid:

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due

	Federal Withholding

	State Withholding

	FICA- Employer’s Share

	FICA- Employee’s Share

	Federal Unemployment

	Sales and Use

	Real Property

Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts
	Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00		560,976.42
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:	0.00	0.00	560,976.42

V. INSURANCE COVERAGE

				Policy Expiration	Premium Paid
		Name of Carrier	Amount of Coverage	Date	Through (Date)
	Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
	Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
	E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010
Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

					Quarterly Fees
Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
30-Jun-2009	215,093.50	1,625.00	apply credit		1,625.00
30-Sep-2009	222,369.77	1,625.00	apply credit		1,625.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
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					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		83,850.00		83,975.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Gross
	Date of Order		Compensation
	Authorizing	*Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Oct 09
Ordinary Income/Expense
Income
KL International Sales	22,500.00
Royalties	6,277.00

Total Income	28,777.00

Gross Profit	28,777.00
Expense
Agents Fees	3,750.00
Bank Service Charges
City National — Service Charge	100.00
Comerica — Sevice Charge	299.22

Total Bank Service Charges	399.22
Copy Machine	22.49
Delivery & Distribution Expense
Marketing	1,034.75

Total Delivery & Distribution Expense	1,034.75
Insurance
Dental	319.00
Health	2,484.00

Total Insurance	2,803.00
Internet	86.12
IT / Computers	2,207.50
Office Supplies	1,356.34
Payroll
Payroll cost — Employees	12,007.12
Payroll Fee	455.85
Responsible Officer	25,907.80

Total Payroll	38,370.77
Postage and Delivery	42.33
Professional Development	44.00
Professional Fees
Legal Fees	5,121.62

Total Professional Fees	5,121.62
Storage	4,918.84
Telephone	289.11
Telephone / E-mail Exepnses	549.38
Travel & Ent
Meals	57.73

Total Travel & Ent	57.73

Total Expense	61,053.20

Net Ordinary Income	-32,276.20

Net Income	-32,276.20

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Oct 31, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,254,242.00
Comerica — DIP	280,059.56
Due from Vision/to Vision	4,424.70
KL Cash Collateral — JP Morgan	531,501.65

Total Checking/Savings	2,070,227.91
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	206,250.00
AR — KL	258,333.35
AR — Vision	81,393.07

Total Accounts Receivable	560,976.42

Total Current Assets	2,631,204.33

TOTAL ASSETS	2,631,204.33

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	-584.69

Total Accounts Payable	-584.69

Total Current Liabilities	-584.69

Total Liabilities	-584.69
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	318,611.31
Net Income	-32,276.20

Total Equity	2,631,789.02

TOTAL LIABILITIES & EQUITY	2,631,204.33

XI. QUESTIONNAIRE

No
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑

No
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

No
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑

I,	Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession